Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of July 8, 2016 (this “Amendment”), among Energizer Holdings, Inc., a Missouri corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the institutions listed on the signature pages hereto, J.P. Morgan Securities LLC (the “Lead Arranger”), as sole lead arranger and bookrunner, and JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”).
WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 30, 2015 (as amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to giving effect to this Amendment, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent;
WHEREAS, the Borrower desires to amend the Credit Agreement to make certain modifications set forth herein;
WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have agreed to make such modifications in accordance with the terms and conditions set forth in this Amendment; and
WHEREAS, the Lead Arranger has agreed to act as the sole lead arranger and bookrunner in respect of this Amendment;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. The rules of construction and other interpretive provisions specified in Section 1.02 of the Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.
Section 2. Amendment. Each of the parties hereto agrees that, on the effective date of this Amendment, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.
Section 3. Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Collateral Agreement) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Collateral Agreement with respect to all of the Secured Obligations. On and as of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.
Section 4. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants as of the date hereof:
(a)    no Default or Unmatured Default exists; and
(b)    all of the representations in the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.
Section 5. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
Section 7. Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:
(a)    the Administrative Agent shall have received executed copies of this Amendment from the Administrative Agent, the Borrower, the Subsidiary Guarantors and the Required Lenders;
(b)    the Administrative Agent shall have received payment and/or reimbursement of all of the fees and expenses (including, to the extent invoiced, reasonable attorneys’ fees and expenses of counsel) due or payable to the Administrative Agent or its affiliates pursuant to Section 10.07 of the Credit Agreement; and
(c)    (i) Revolving Commitment Increases shall become effective pursuant to an Increasing Lender Supplement in the form attached hereto as Exhibit B and/or (ii) Augmenting Revolving Loan Commitments shall become effective pursuant to an Augmenting Lender Supplement in the form attached hereto as Exhibit C in an aggregate principal amount equal to $100,000,000.

Section 8. Miscellaneous. For the avoidance of doubt, (i) this Amendment constitutes a Loan Document and (ii) in entering this Amendment, the Lead Arranger acts as an Arranger for the purposes of the Credit Agreement and the other Loan Documents. Section 10.07 of the Credit Agreement is hereby incorporated by reference and shall apply mutatis mutandis as if each Lender party hereto and the Lead Arranger were the Administrative Agent and this Amendment were the Credit Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
ENERGIZER HOLDINGS, INC.
By: /s/ Brian K. Hamm
Name:    Brian K. Hamm

Title:	Executive Vice President and Chief Financial Officer
ENERGIZER INVESTMENT COMPANY
ENERGIZER BRANDS, LLC
ENERGIZER, LLC
ENERGIZER MANUFACTURING, INC.
ENERGIZER INTERNATIONAL, INC.
By: /s/ Brian K. Hamm
Name:    Brian K. Hamm

Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Sole Lead Arranger and Bookrunner
By: /s/ Brendan Korb
Name:    Brendan Korb

Title:	Vice President

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A.
By: /s/ Aron Frey
Name:    Aron Frey

Title:	Vice President

[Signature Page to Amendment No. 2]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By: /s/ Thomas J. Sterr
Name:    Thomas J. Sterr

Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

THE NORTHERN TRUST COMPANY
By: /s/ John Lascody
Name:    John Lascody

Title:	Vice President

[Signature Page to Amendment No. 2]

TD BANK, N.A.
By: /s/ Bernadette Collins
Name:    Bernadette Collins

Title:	Senior Vice President

[Signature Page to Amendment No. 2]

CITIBANK, N.A.
By: /s/ Luc Vrettos
Name:    Luc Vrettos

Title:	Senior Vice President

[Signature Page to Amendment No. 2]

STANDARD CHARTERED BANK
By: /s/ Steven Aloupis
Name:    Steven Aloupis A2388

Title:	Managing Director Loan Syndications

[Signature Page to Amendment No. 2]

STOCK YARDS BANK & TRUST COMPANY
By: /s/ Joe Morrison
Name:    Joe Morrison

Title:	Vice President

[Signature Page to Amendment No. 2]

Vibrant CLO III, Ltd.
By: DFG Investment Advisers, Inc.
By: /s/ Roberta Goss
Name:    Roberta Goss

Title:	Managing Director
By:
Name:
Title:

[Signature Page to Amendment No. 2]

Hildene CLO III Ltd.
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager
By: /s/ Scott Silvers
Name:    Scott Silvers

Title:	Managing Director
By:
Name:
Title:

[Signature Page to Amendment No. 2]

THL Credit Wind River 2014-1 CLO Ltd.
By: THL Credit Advisors LLC, as Investment Manager
By: /s/ James R. Fellows
Name:    James R. Fellows

Title:	Managing Director/Co-Head
By:
Name:
Title:

[Signature Page to Amendment No. 2]

THL Credit Wind River 2014-2 CLO Ltd.
By: THL Credit Senior Loan Strategies LLC, as Manager
By: /s/ James R. Fellows
Name:    James R. Fellows

Title:	Managing Director/Co-Head
By:
Name:
Title:

[Signature Page to Amendment No. 2]

Crown Point CLO III, Ltd.
By: Valcour Capital Management LLC, as its Collateral Manager
By: /s/ John D’Angelo
Name:    John D’Angelo

Title:	Sr. Portfolio Manager
By:
Name:
Title:

[Signature Page to Amendment No. 2]

STATE STREET BANK & TRUST COMPANY
By: /s/ Jason C. Bliss, CFA
Name:    Jason C. Bliss, CFA

Title:	Vice President

[Signature Page to Amendment No. 2]

Bronco Trading, LLC
By: /s/ Karen Weich
Name:    Karen Weich

Title:	Vice President
By:
Name:
Title:

[Signature Page to Amendment No. 2]

Davidson River Trading, LLC
By: SunTrust Bank, as manager
By: /s/ Karen Weich
Name:    Karen Weich

Title:	Vice President
By:
Name:
Title:

[Signature Page to Amendment No. 2]

ARMED FORCES BANK, NA
By: /s/ Judson Stamion
Name:    Judson Stamion

Title:	Senior Vice President

[Signature Page to Amendment No. 2]

CALIFORNIA FIRST NATIONAL BANK
By: /s/ Mark. D. Cross
Name:    Mark D. Cross

Title:	EVP, Chief Credit Officer
By:
Name:
Title:

[Signature Page to Amendment No. 2]

AZB FUNDING 3
By: /s/ Shuji Tsubota
Name:    Shuji Tsubota

Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

Catamaran CLO 2012-1 Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Daniel Gilligan
Name:    Daniel Gilligan

Title:	Authorized Signatory
By:
Name:
Title:

[Signature Page to Amendment No. 2]

Catamaran CLO 2013-1 Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Daniel Gilligan
Name:    Daniel Gilligan

Title:	Authorized Signatory
By:
Name:
Title:

[Signature Page to Amendment No. 2]

Catamaran CLO 2014-1 Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Daniel Gilligan
Name:    Daniel Gilligan

Title:	Authorized Signatory
By:
Name:
Title:

[Signature Page to Amendment No. 2]

Catamaran CLO 2014-2 Ltd.
By: Trimaran Advisors, L.L.C.
By: /s/ Daniel Gilligan
Name:    Daniel Gilligan

Title:	Authorized Signatory
By:
Name:
Title:

[Signature Page to Amendment No. 2]

AMMC CLO 15, LIMITED
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name:    David P. Meyer

Title:	Senior Vice President
By:
Name:
Title:

[Signature Page to Amendment No. 2]

AMMC CLO 16, LIMITED
By: American Money Management Corp., as Collateral Manager
By: /s/ David P. Meyer
Name:    David P. Meyer

Title:	Senior Vice President
By:
Name:
Title:

[Signature Page to Amendment No. 2]

AMMC CLO XIV, LIMITED
By: /s/ David P. Meyer
Name:    David P. Meyer

Title:	Senior Vice President
By:
Name:
Title:

[Signature Page to Amendment No. 2]

STATE BANK AND TRUST COMPANY
By: /s/ Wes Reagan
Name:    Wes Reagan

Title:	Senior Vice President

[Signature Page to Amendment No. 2]

OZLM Funding III, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM Funding IV, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM Funding V, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM VI, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM VII, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM VIII, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM IX, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM XI, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM XII, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

OZLM XIV, Ltd.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner
By: /s/ Joel Frank
Name:    Joel Frank

Title:	Chief Financial Officer

[Signature Page to Amendment No. 2]

Execution Version

EXHIBIT A
CONFORMED COPY
REFLECTING AMENDMENT NO. ~~1~~2 DATED
AS OF ~~MAY 24~~JULY 8, 2016
J.P.Morgan
CREDIT AGREEMENT
Dated as of June 30, 2015
among
ENERGIZER SPINCO, INC.
(expected to be renamed Energizer Holdings, Inc. on June 30, 2015), as Borrower
THE INSTITUTIONS FROM TIME TO TIME
PARTIES HERETO AS LENDERS
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
and
BANK OF AMERICA, N.A.,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
and
CITIBANK, N.A.
as Co-Syndication Agents
________________________________________________________________________
J.P. MORGAN SECURITIES LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
and
CITIGROUP GLOBAL MARKETS INC.
as Joint Lead Arrangers and Joint Bookrunners
*With respect to the New 2016 Term Loan Commitments and the 2016 New Term Loans, Citigroup Global Markets Inc. and JPMorgan Chase Bank, N.A. act as joint lead arrangers and bookrunners.

________________________________________________________________________

TABLE OF CONTENTS
__________________________
		Page

ARTICLE 1
DEFINITIONS 1
Section 1.01	Certain Defined Terms	1
Section 1.02	References	41

ARTICLE 2
AMOUNT AND TERMS OF CREDIT 41
Section 2.01	The Commitments	41
Section 2.02	Swing Line Loans	42
Section 2.03	Rate Options for all Advances; Maximum Interest Periods	44
Section 2.04	Prepayment of Loans	44
Section 2.05	Reduction of Revolving Loan Commitments; Expansion Option	46
Section 2.06	Method of Borrowing	49
Section 2.07	Method of Selecting Types and Interest Periods for Advances	49
Section 2.08	Minimum Amount of Each Advance	49
Section 2.09	Method of Selecting Types and Interest Periods for Conversion and Continuation of Advances	50
Section 2.10	Default Rate	50
Section 2.11	Method of Payment	50
Section 2.12	Evidence of Debt; Noteless Agreement	51
Section 2.13	Telephonic Notices	~~52~~51
Section 2.14	Promise to Pay; Interest and Commitment Fees; Interest Payment Dates; Interest and Fee Basis; Loan and Control Accounts	52
Section 2.15	Notification of Advances, Interest Rates, Prepayments and Aggregate Revolving Loan Commitment Reductions	53
Section 2.16	Lending Installations	53
Section 2.17	Non-Receipt of Funds by the Administrative Agent	53
Section 2.18	Maturity Date	54
Section 2.19	Replacement of Certain Lenders	54
Section 2.20	Extension Offers	~~55~~54
Section 2.21	Amortization of Term Loans	55

ARTICLE 3
THE LETTER OF CREDIT FACILITY ~~56~~55

Section 3.01	Obligation to Issue Letters of Credit	~~56~~55
Section 3.02	[Reserved]	56
Section 3.03	Types and Amounts	56
Section 3.04	Conditions	~~57~~56
Section 3.05	Procedure for Issuance of Letters of Credit	57
Section 3.06	Letter of Credit Participation	57
Section 3.07	Reimbursement Obligation	~~58~~57
Section 3.08	Letter of Credit Fees	58
Section 3.09	Issuing Bank Reporting Requirements	~~59~~58
Section 3.10	Indemnification; Exoneration	~~59~~58
Section 3.11	Cash Collateral	~~60~~59

ARTICLE 4
YIELD PROTECTION; TAXES 60
Section 4.01	Yield Protection	60
Section 4.02	Changes in Capital Adequacy Regulations	61
Section 4.03	Availability of Types of Advances	~~62~~61
Section 4.04	Funding Indemnification	~~62~~61
Section 4.05	Taxes	~~62~~61
Section 4.06	Lender Statements; Survival of Indemnity	~~66~~65

ARTICLE 5
CONDITIONS PRECEDENT ~~66~~65
Section 5.01	Funding Date	66
Section 5.02	Each Advance and Letters of Credit	~~69~~68

ARTICLE 6
REPRESENTATIONS AND WARRANTIES ~~70~~69
Section 6.01	Organization; Corporate Powers	~~70~~69
Section 6.02	Authority	~~70~~69
Section 6.03	No Conflict; Governmental Consents	~~71~~70
Section 6.04	Financial Statements	~~71~~70
Section 6.05	No Material Adverse Change	~~71~~70
Section 6.06	Taxes	~~71~~70
Section 6.07	Litigation; Loss Contingencies and Violations	~~72~~71
Section 6.08	Subsidiaries	~~72~~71
Section 6.09	ERISA	~~72~~71
Section 6.10	Accuracy of Information	~~73~~72
Section 6.11	Securities Activities	~~73~~72
Section 6.12	[Reserved]	~~73~~72
Section 6.13	Compliance with Laws; No Default	~~73~~72
Section 6.14	Assets and Properties	~~74~~73
Section 6.15	Statutory Indebtedness Restrictions	~~74~~73

Section 6.16	Insurance	~~74~~73
Section 6.17	Labor Matters	~~74~~73
Section 6.18	Environmental Matters	~~75~~74
Section 6.19	Solvency	~~75~~74
Section 6.20	[Reserved]	~~75~~74
Section 6.21	Collateral Matters	~~75~~74
Section 6.22	Use of Proceeds	~~76~~75
Section 6.23	Brokers	~~76~~75
Section 6.24	Patriot Act	~~77~~75

ARTICLE 7
COVENANTS ~~77~~76
Section 7.01	Reporting	~~77~~76
Section 7.02	Affirmative Covenants	~~80~~79
Section 7.03	Negative Covenants	~~83~~82
Section 7.04	Financial Covenants	~~95~~94

ARTICLE 8
DEFAULTS ~~96~~94
Section 8.01	Defaults	~~96~~94

ARTICLE 9
ACCELERATION, DEFAULTING LENDERS; WAIVERS, AMENDMENTS AND REMEDIES ~~98~~97
Section 9.01	Termination of Commitments; Acceleration	~~98~~97
Section 9.02	Defaulting Lender	~~98~~97
Section 9.03	Waivers; Amendments	~~100~~99
Section 9.04	Preservation of Rights	~~102~~101

ARTICLE 10
GENERAL PROVISIONS ~~103~~102
Section 10.01	Survival of Representations	~~103~~102
Section 10.02	Governmental Regulation	~~103~~102
Section 10.03	Performance of Obligations	~~103~~102
Section 10.04	Headings	~~104~~102
Section 10.05	Entire Agreement	~~104~~102
Section 10.06	Several Obligations; Benefits of this Agreement	~~104~~103
Section 10.07	Expenses; Indemnification	~~104~~103
Section 10.08	Numbers of Documents	~~106~~104
Section 10.09	Accounting	~~106~~105
Section 10.10	Severability of Provisions	~~107~~105
Section 10.11	Nonliability of Lenders	~~107~~105

Section 10.12	GOVERNING LAW	~~107~~105
Section 10.13	CONSENT TO JURISDICTION; JURY TRIAL	~~107~~106
Section 10.14	Release of Liens and Guarantees	~~108~~107
Section 10.15	Interest Rate Limitation	~~109~~107

ARTICLE 11
THE ADMINISTRATIVE AGENT ~~109~~108
Section 11.01	Appointment and Authorization	~~109~~108
Section 11.02	Administrative Agent and Affiliates	~~109~~108
Section 11.03	Action by Administrative Agent and Liability of Administrative Agent	~~109~~108
Section 11.04	Reliance on Documents and Counsel	~~110~~109
Section 11.05	Employment of Agents	~~110~~109
Section 11.06	Indemnification	~~110~~109
Section 11.07	Successor Agent	~~111~~109
Section 11.08	Credit Decision	~~111~~110
Section 11.09	Administrative Agent, Arrangers, Co-Syndication Agents	~~112~~110
Section 11.10	The Borrower and each Lender acknowledge	~~112~~111

ARTICLE 12
SETOFF; RATABLE PAYMENTS ~~112~~111
Section 12.01	Setoff	~~112~~111
Section 12.02	Ratable Payments	~~112~~111
Section 12.03	Application of Payments	~~113~~111
Section 12.04	Relations Among Lenders	~~113~~112
Section 12.05	Representations and Covenants Among Lenders	~~114~~112

ARTICLE 13
BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS ~~114~~113
Section 13.01	Successors and Assigns	~~114~~113
Section 13.02	Participations	~~114~~113
Section 13.03	Assignments	~~115~~114
Section 13.04	Confidentiality	~~118~~117
Section 13.05	Dissemination of Information	~~119~~117

ARTICLE 14
NOTICES ~~119~~118
Section 14.01	Giving Notice	~~119~~118
Section 14.02	Change of Address	~~120~~118

ARTICLE 15
COUNTERPARTS ~~120~~118

ARTICLE 16

USA PATRIOT ACT ~~120~~119
EXHIBITS
EXHIBIT A    -    [Reserved]
EXHIBIT B    -    Form of Borrowing/Election Notice
EXHIBIT C     -    Form of Request for Letter of Credit
EXHIBIT D     -    Form of Assignment and Assumption
EXHIBIT E-1    -    Form of Increasing Lender Supplement
EXHIBIT E-2    -    Form of Augmenting Lender Supplement
EXHIBIT F    -    Form of Officer’s Certificate
EXHIBIT G    -    Form of Compliance Certificate
EXHIBIT H    -    Form of Perfection Certificate
EXHIBIT I    -    Form of Supplemental Perfection Certificate
EXHIBIT J    -    Form of Guarantee and Collateral Agreement
EXHIBIT K-1-4    Form of U.S. Tax Compliance Certificates
EXHIBIT L        Form of Limited Release of Liens
SCHEDULES
Pricing Schedule
Schedule 2.01    -    Commitments
Schedule 3.01        Existing Letters of Credit
Schedule 6.07    -    Litigation; Loss Contingencies
Schedule 6.08    -    Subsidiaries
Schedule 6.18    -    Environmental Matters
Schedule 7.03(a) -    Indebtedness
Schedule 7.03(b) -    Liens
Schedule 7.03(d) -    Investments
Schedule 7.03(i) -    Transactions with Shareholders and Affiliates
Schedule 7.03(j)    Restrictive Agreements

(e)    any amount of the Available Amount used to make Investments pursuant to Section 7.03(d) after the Funding Date and prior to the applicable date of determination, minus
(f)    any amount of the Available Amount used to make Restricted Payments pursuant to Section 7.03(h)(i)(G) after the Funding Date and prior to the applicable date of determination, minus
(g)    any amount of the Available Amount used to make payments in respect of Indebtedness pursuant to Section 7.03(h)(ii)(E) after the Funding Date and prior to the date of determination.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule
“Banking Services” means each and any of the following bank services provided to the Borrower or any Restricted Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services) and (d) any arrangements or services similar to any of the foregoing.
“Banking Services Agreement” means any agreement entered into by the Borrower or any Restricted Subsidiary in connection with Banking Services.
“Banking Services Obligations” means any and all obligations of the Borrower or any Restricted Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental of business, (viii) any net after-tax extraordinary, unusual or nonrecurring losses, costs, charges or expenses during such period; provided that the aggregate cash portion of such losses, costs, charges and expenses added back pursuant to this clause (viii) shall not exceed $25,000,000 during any period of four consecutive fiscal quarters, (ix) any restructuring charges, accruals, reserves and business optimization expenses during such period, (x) one-time compensation charges, consolidation, transition, integration or other similar charges and expenses, contract termination costs, excess pension charges, system establishment charges, start-up or closure or transition costs, expenses related to any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, fees, expenses or charges relating to curtailments or modifications to pension and post-retirement employee benefit plans, litigation settlements or losses outside the ordinary course of business and (xi) any net cost savings, operating expense reductions and synergies projected by the Borrower to result from actions taken during such period that (a) are reasonably expected to be realized within twelve (12) months of the applicable action as set forth in reasonable detail on a certificate of an Authorized Officer delivered to the Administrative Agent, (b) are calculated on a basis consistent with GAAP and are, in each case, reasonably identifiable, factually supportable, and expected to have a continuing impact on the operations of the Borrower and its Restricted Subsidiaries and (c) are either (x) permitted as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act or (y) represent, when aggregated with any amounts added back pursuant to clauses (ix) and (x), less than 10.0% of Consolidated EBITDA for such period (determined (x) prior to giving effect to any adjustment pursuant to clauses (ix), (x) or (xi) and (y) net of the amount of actual benefits realized from such actions during such period from such actions), and minus (b) without duplication (i) to the extent not deducted in determining such Consolidated Net Income, all cash payments made during such period on account of non-cash charges that were or would have been added to Consolidated Net Income in such period or in a previous period and pursuant to clause (v) above and (ii) to the extent included in determining such Consolidated Net Income, (A) any net after-tax extraordinary, unusual or nonrecurring gains and all non-cash items of income (other than normal accruals in the ordinary course of business) for such period and (B) any gains for such period attributable to early extinguishment of Indebtedness or obligations under any Swap Agreement, all determined on a consolidated basis in accordance with GAAP; provided that Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any sale, transfer or other disposition of assets by the Borrower or any Restricted Subsidiary, other than dispositions in the ordinary course of business;
“Consolidated Interest Expense” means, for any period for the Borrower and its Restricted Subsidiaries, all interest expense on a consolidated basis determined in accordance with GAAP, but including, in any event, the interest component under Capitalized Leases, Synthetic Lease Obligations and any premiums, fees, discounts, expenses and losses on the sale of accounts receivable (and any amortization thereof) payable by the Borrower or any Restricted Subsidiary ~~in connection with a Permitted Receivables Financing~~. Except as expressly provided otherwise, the applicable period shall be the four consecutive fiscal quarters of the Borrower ending as of the date of determination.
“Consolidated Net Income” means, for any period, the net income or loss of the Borrower and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Person

“Controlled Group” means the group consisting of (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Borrower; and (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.
“Co-Syndication Agents” means each of Bank of America, N.A. (and its successors), The Bank of Tokyo-Mitsubishi UFJ, Ltd. (and its successors) and Citibank, N.A. (and its successors) in their respective capacities as co-syndication agents for the loan transactions evidenced by this Agreement.
“Credit Party” means the Administrative Agent, any Issuing Bank, the Swing Line Bank or any other Lender.
“Declined Proceeds” is defined in Section 2.04(b)(iv).
“Default” means an event described in Article 8 hereof.
“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swing Line Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, ~~or~~ (d) has become the subject of a Bankruptcy Event, or (e) has become the subject of a Bail-in Action.
“Deposit Account” is defined in the Collateral Agreement.
“Designated Noncash Consideration” means the fair market value of noncash consideration received by the Borrower or any of its Restricted Subsidiaries in connection with an asset sale that is so designated as Designated Noncash Consideration pursuant to a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent setting forth the basis of such valuation, less the amount of cash and Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration.
“Disqualified Lenders” means certain banks, financial institutions and other institutional lenders and any Company Competitor (or Known Affiliates of Company Competitors) identified in writing to the Arrangers on or prior to May 5, 2015, with such writing posted on the Platform, including that portion of the Platform that is designated for Public Side Lender Representatives, prior to the Funding Date.
“Disqualified Stock” means any Equity Interests which, by their terms (or by the terms of any security into which they are convertible or for which they are exchangeable), or upon the happening of any event, (a) mature (excluding any maturity as the result of an optional redemption by the issuer thereof) or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or are redeemable at the option of the holder thereof, in whole or in part, or require the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the first anniversary of the latest Termination Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Escrow Date, the Escrow Date), or (b) are convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) cash, (ii) debt securities or (iii) any Equity Interests referred to in (a) above, in each case at any time prior to the first anniversary of the latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Escrow Date, the Escrow Date). Notwithstanding the foregoing, any Equity Interests that would constitute Disqualified Stock solely because holders of the Equity Interests have the right to require the issuer of such Equity Interests to repurchase such Equity Interests upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Equity Interests provide that the issuer may not repurchase or redeem any such Equity Interests pursuant to such provisions unless such repurchase or redemption is permitted under the terms of this Agreement.
“DOL” means the United States Department of Labor and any Person succeeding to the functions thereof.
“Dollar” and “$” means dollars in the lawful currency of the United States.
“Domestic Subsidiary” means any Subsidiary of the Borrower that is organized under the laws of the United States, any state of the United States or the District of Columbia.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“ECF Percentage” means, as of the date of determination, (a) if the Senior Secured Leverage Ratio as of the last day of the applicable fiscal year of the Borrower is greater than 2.50 to 1.00, 50.0%, (b) if the Senior Secured Leverage Ratio as of the last day of the applicable fiscal year of the Borrower is less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00, 25.0% and (c) otherwise, 0.0%.
“EHI” means Energizer Holdings, Inc. (expected to be renamed Edgewell Personal Care Company after the Spin Transaction), a Missouri corporation.
“Environmental, Health or Safety Requirements of Law” means all applicable foreign, federal, state and local laws (including common law), rules or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., in each case including any amendments thereto, any successor statutes, and any regulations promulgated thereunder, and any state or local equivalent thereof.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.
“Escrow Agreement” means the escrow agreement among the Borrower, JPMorgan, in its capacities as a Lender and Administrative Agent hereunder and the escrow agent thereunder and the other Revolving Lenders with Revolving Loan Commitments listed on Schedule 2.01 as of the Funding Date, pursuant to which the executed signature pages to the Agreement shall be delivered into escrow.
“Escrow Date” means the effective date of the Escrow Agreement, which date is June 1, 2015.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Eurodollar Base Rate” means, with respect to any Advance of Eurodollar Rate Loans for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing

“Exchange Act” means the United States Securities Exchange Act of 1934.
“Excluded Account” means any deposit account or securities account of a Loan Party of the type described in the definition of “Excluded Accounts” in the Collateral Agreement.
“Excluded Subsidiary” means (i) any Subsidiary that is not a wholly owned Subsidiary of the Borrower, (ii) any Foreign Subsidiary, (iii) any Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary that is a CFC and (iv) any CFC Holdco, (v) any Subsidiary that is prohibited or restricted by applicable law, regulation or by any Contractual Obligation existing on the Funding Date or on the date such Person becomes a Subsidiary (as long as such Contractual Obligation was not entered into in contemplation of such Person becoming a Subsidiary) from providing a Guarantee of the Obligations or if such Guarantee would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received, (vi) any Subsidiary that is a not-for-profit organization, (vii) any Unrestricted Subsidiary, (viii) any Restricted Subsidiary that is an Immaterial Subsidiary (unless the Borrower otherwise elects), and (ix) any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the cost or other consequences of becoming a Subsidiary Guarantor shall be excessive in view of the benefits to be obtained by the Lenders therefrom ~~and (x) any SPV~~.
“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 30 of the Collateral Agreement and any other “keepwell, support or other agreement” for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment resulting from a demand made by Borrower (or the Administrative Agent upon consultation with, or otherwise at the direction of, the Borrower) under Section 2.19) or (ii) such Lender changes its lending office, or any Restricted Subsidiary and (iii) any purchase price adjustment or earnout incurred in connection with an acquisition, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout is, or becomes, reasonably determinable), (e) all Capitalized Lease Obligations and Synthetic Lease Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (g) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (h) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person (but only to the extent of the lesser of (x) the amount of such Indebtedness and (y) the fair market value of such property, if such Indebtedness has not been assumed by such Person), and (i) all Guarantees by such Person of Indebtedness of others ~~and (j) the amount of any Permitted Receivables Financing~~. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor by contract, as a matter of law or otherwise as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
“Indemnified Matters” is defined in Section 10.07(b) hereof.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitees” is defined in Section 10.07(b) hereof.
“Initial Lender” means JPMorgan Chase Bank, N.A., Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Citi.
“Intangible Assets” means the aggregate amount, for the Borrower and its Restricted Subsidiaries on a consolidated basis, of all assets classified as intangible assets under GAAP, including, without limitation, customer lists, acquired technology, goodwill, computer software, trademarks, patents, copyrights, organization expenses, franchises, licenses, trade names, brand names, mailing lists, catalogs, unamortized debt discount and capitalized research and development costs.
“Interest Expense Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA as of such date to (b) Consolidated Interest Expense as of such date.
“Interest Period” means, with respect to a Eurodollar Rate Loan, a period of one (1), two (2), three (3) or six (6) months or, to the extent available to all of the Lenders and agreed to between the Borrower and the Administrative Agent (acting on the instructions of all of the Lenders), twelve (12) months, commencing on a Business Day selected by the Borrower on which such an Advance comprised of Eurodollar Rate Loans is made to Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months (or twelve months) thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third, sixth (or twelfth) succeeding month, such Interest Period shall end on the last Business Day of such next, second, third, sixth any lease (other than Capitalized Lease Obligations), license or sublicense or concession agreement permitted by this Agreement;
(x)    Liens arising in the ordinary course of business in favor of custom and forwarding agents and similar Persons in respect of imported goods and merchandise in the custody of such Persons;
(xi)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;
(xii)    Liens or rights of setoff against credit balances of the Borrower or any Restricted Subsidiary with credit card issuers or credit card processors to secure obligations of the Borrower or such Restricted Subsidiary, as the case may be, to any such credit card issuer or credit card processor incurred in the ordinary course of business as a result of fees and chargebacks;
(xiii)    other Liens that are contractual rights of setoff;
(xiv)    Liens of landlords on fixtures, equipment and movable property located on leased premises and utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character; and
(xv)    Liens (including, without limitation and to the extent constituting Liens, negative pledges) on intellectual property arising from intellectual property licenses entered into in the ordinary course of business;
provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, other than Liens referred to in clause (iii)(b) above securing letters of credit, bank guarantees or similar instruments.
~~“Permitted Receivables Financing” means any receivables financing facility or arrangement pursuant to which a Securitization Subsidiary purchases or otherwise acquires accounts receivable of the Borrower or any Restricted Subsidiaries and enters into a third-party financing thereof on terms that the Board of Directors has concluded are customary and market terms fair to the Borrower and its Restricted Subsidiaries.~~
“Permitted Reorganization Transactions” means a series of transactions effected by the Borrower and certain of its Subsidiaries as described in the step plan dated July 8, 2016 entitled Project Backflip Macro Steps prepared by Ernst & Young as provided to the Administrative Agent, as such step plan may be modified from time to time, so long as (x) in the case of any such modification that is materially adverse to the Lenders, the Required Lenders approved such modification and (y) in the case of any other modification, the Administrative Agent shall approved such modification.
“Person” means any individual, corporation, firm, enterprise, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or other entity of any kind, or any government or political subdivision or any agency, department or instrumentality thereof.
“Plan” means an employee benefit plan defined in Section 3(3) of ERISA in respect of which the Borrower or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA.
“Platform” is defined in Section 14.01(b)(ii).
“Prepayment Event” means:
(a)    any sale, transfer, lease or other disposition (including pursuant to a Sale-Leaseback Transaction or by way of merger or consolidation) of any asset of the Borrower or any Restricted Subsidiary, including any sale or issuance to a Person other than the Borrower or any Restricted Subsidiary of Equity Interests in any Subsidiary, other than (i) dispositions described in clauses (i) through (vii) and clause (ix) of Section 7.03(e) and (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $10,000,000 for any individual transactions or series of related transactions (with the aggregate amount of all such Net Proceeds excluded pursuant to this clause (a)(ii) and clause (b) below not to exceed $50,000,000 during the term of this Agreement);
(b)    any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of the Borrower or any Restricted Subsidiary resulting in aggregate Net Proceeds of $10,000,000 or more (with the aggregate amount of all such Net Proceeds excluded pursuant to this clause (b) and clause (a)(ii) above not to exceed $50,000,000 during the term of this Agreement); or
(c)    the incurrence by the Borrower or any Restricted Subsidiary of any Indebtedness, other than any Indebtedness permitted to be incurred by Section 7.03(a) other than Refinancing Term Loans and Refinancing Debt Securities.
“Pricing Schedule” means the schedule attached hereto and identified as such, setting forth the Applicable Margin, the Applicable L/C Fee Percentage and the Applicable Commitment Fee Percentage.
“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.
“Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives.
“Pro Rata Share” means, with respect to any Lender, the percentage obtained by dividing (A) such Lender’s Revolving Loan Commitment and Term Loan Commitment, as applicable, at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the Aggregate Revolving Loan Commitment and Aggregate Term Loan Commitments, as applicable, at such time; provided, however, if all of the Revolving the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Secured Obligations” is defined in the Collateral Agreement.
“Securities Act” means the United States Securities Act of 1933.
~~“Securitization Subsidiary” means a Subsidiary of the Borrower: (1) that is designated a “Securitization Subsidiary” by the Board of Directors, (2) that does not engage in, and whose charter prohibits it from engaging in, any activities other than Permitted Receivables Financings and any activity necessary, incidental or related thereto, (3) no portion of the Indebtedness or any other obligation, contingent or otherwise, of which: (A) is Guaranteed by the Borrower or any Restricted Subsidiary of the Borrower, (B) is recourse to or obligates the Borrower or any Restricted Subsidiary of the Borrower in any way, or (C) subjects any property or asset of the Borrower or any Restricted Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, (4) with respect to which neither the Borrower nor any Restricted Subsidiary of the Borrower (other than an Unrestricted Subsidiary) has any obligation to maintain or preserve such its financial condition or cause it to achieve certain levels of operating results, other than, in respect of clauses (3) and (4), pursuant to customary representations, warranties, covenants and indemnities entered into in connection with a Permitted Receivables Financing.~~
“Senior Management Team” means (a) each Authorized Officer, the chief executive officer, secretary and (b) any chief executive officer, president, vice president, chief financial officer, treasurer or secretary of any Subsidiary Guarantor.
“Senior Note Indenture” means that certain Note Indenture dated as of June 1, 2015 among the Borrower and the “Trustee” referred to therein, under which the Borrower has issued senior unsecured notes in an original aggregate principal amount of $600,000,000 (the “Senior Notes”).
“Senior Notes” is defined in the definition of “Senior Note Indenture” above.
“Senior Secured Indebtedness” means, as of any date, the sum, without duplication, of (a) the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding as of such date that is secured by any Lien on any asset of the Borrower or any Restricted Subsidiary (other than Indebtedness of any Foreign Subsidiary that is secured by a Lien only on assets of one or more Foreign Subsidiaries), in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, or any other accounting principle that results in the amount of any such Indebtedness (other than zero coupon Indebtedness) as reflected on such balance sheet to be below the stated principal amount of such Indebtedness), (b) the aggregate amount of Capitalized Lease Obligations and Synthetic Lease Obligations of the Borrower and the Restricted Subsidiaries outstanding as of such date (other than Capitalized Lease Obligations of any Foreign Subsidiary that is not Guaranteed by, or otherwise recourse to, the Borrower or any Domestic Subsidiary), determined on a consolidated basis, and (c~~) the amount of any Permitted Receivables Financing and (d~~) the aggregate obligations of the Borrower and the Restricted Subsidiaries as an account party in respect of letters of credit or letters of guaranty that is secured by any Lien on any asset

~~“SPV” means any special purpose entity established for the purpose of purchasing receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.~~
“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Eurodollar Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Subsidiary” of a Person means (i) any corporation more than 50.0% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50.0% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” means a Subsidiary of the Borrower.
“Subsidiary Guarantors” means each Subsidiary of the Borrower that is party to the Collateral Agreement as a guarantor (which shall not include any Excluded Subsidiary), until any such Subsidiary is released as a guarantor under the Collateral Agreement in accordance with the Loan Documents.
“Subordinated Indebtedness” of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Obligations.
“Supplemental Perfection Certificate” means a certificate in the form of Exhibit I or any other form approved by the Administrative Agent.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any Subsidiary shall be a Swap Agreement.
“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the Board of Directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 7.02(o) subsequent to the Funding Date.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining instalment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.
“Withholding Agent” means any Loan Party and the Administrative Agent.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
“Yield Differential” is defined in Section 2.05(b)(iii) hereof.
The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with generally accepted accounting principles in existence as of the Escrow Date.
Section 1.02    References
. Any references to Subsidiaries of the Borrower shall not in any way be construed as consent by the Administrative Agent or any Lender to the establishment, maintenance or acquisition of any Subsidiary, except as may otherwise be permitted hereunder.
ARTICLE 2
AMOUNT AND TERMS OF CREDIT
Section 2.01    The Commitments
. (a) Upon the satisfaction of the conditions precedent set forth in Sections 5.01 and 5.02, as applicable, from and including the Funding Date and prior to the Revolving Loan Termination Date, each Revolving Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to the Borrower from time to time, in Dollars, in an amount not to exceed such Revolving Lender’s Pro Rata Share of Revolving Credit Availability at such time (each individually, a “Revolving Loan” and, collectively, the “Revolving Loans”); provided, however, at no time shall the Revolving Credit Obligations exceed the Aggregate Revolving Loan Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans at any time prior to the Revolving Loan Termination Date.
(b)    (i) Upon the satisfaction of the conditions precedent set forth in Sections 5.01 and 5.02, each Closing Date Term Lender severally agrees to make a single term loan to the Borrower on the Funding Date the principal amount of such Closing Date Term Lender’s Closing Date Term Loan Commitment, which Term Loans (i) shall be denominated in Dollars and (ii) shall, at the option of the Borrower and subject to clause (c) below, be incurred and maintained as,

Section 2.02    Swing Line Loans. (a) Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Section 5.01 and Section 5.02, as applicable, from and including the Funding Date and prior to the Revolving Loan Termination Date, the Swing Line Bank may, in its discretion, on the terms and conditions set forth in this Agreement, make swing line loans to the Borrower from time to time, in Dollars, in an amount not to exceed the Swing Line Commitment (each, individually, a “Swing Line Loan” and collectively, the “Swing Line Loans”); provided, however, at no time shall the Revolving Credit Obligations exceed the Aggregate Revolving Loan Commitment; and provided, further, that at no time shall the sum of (i) the outstanding amount of the Swing Line Bank’s Pro Rata Share of the Swing Line Loans, plus (ii) the outstanding amount of Revolving Loans made by the Swing Line Bank pursuant to Section 2.01, exceed the Swing Line Bank’s Revolving Loan Commitment at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Swing Line Loans at any time prior to the Revolving Loan Termination Date.
(b)    Borrowing/Election Notice for Swing Line Loans. The Borrower shall deliver to the Administrative Agent and the Swing Line Bank a Borrowing/Election Notice, signed by it, not later than 12:00 noon (Chicago time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Borrowing Date (which date shall be a Business Day and which may be the same date as the date the Borrowing/Election Notice is given), and (ii) the aggregate amount of the requested Swing Line Loan which shall be an amount not less than $500,000 and increments of $100,000 in excess thereof. The Swing Line Loans shall at all times be Floating Rate Loans or shall bear interest at such other rate as shall be agreed to between the Borrower and the Swing Line Bank at the time of the making of such Swing Line Loans.
(c)    Making of Swing Line Loans. Promptly after receipt of the Borrowing/Election Notice under Section 2.02(i)(a)(b) in respect of Swing Line Loans, the Swing Line Bank may, in its sole discretion make available its Swing Line Loan, in funds immediately available to the Administrative Agent at its address specified pursuant to Article 14. The Administrative Agent will promptly make the funds so received from the Swing Line Bank available to the Borrower on the Borrowing Date at the Administrative Agent’s aforesaid address.
(d)    Repayment of Swing Line Loans. Each Swing Line Loan shall be paid in full by the Borrower on or before the fifth (5th) Business Day after the Borrowing Date for such Swing Line Loan. The Borrower may at any time pay, without penalty or premium, all outstanding Swing Line Loans or, in a minimum amount of $500,000 and increments of $100,000 in excess thereof, any portion of the outstanding Swing Line Loans, upon notice to the Administrative Agent and the Swing Line Bank. In addition, the Administrative Agent (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall, in the event the Borrower shall not have otherwise repaid such Loan, on the fifth (5th) Business Day after the Borrowing Date of any Swing Line Loan, require each Revolving Lender (including the Swing Line Bank) to make a Revolving Loan in the amount of such Revolving Lender’s Pro Rata Share of such Swing Line Loan, for the purpose of repaying such Swing Line Loan. The making of such Revolving Loans by the Revolving Lenders shall discharge the Borrower’s obligation under the first sentence of this Section 2.02(i)(a)(d) and such failure to pay shall not constitute a Default by the Borrower. Promptly following receipt of notice pursuant to this Section 2.02(i)(a)(d) from the Administrative Agent, each Revolving Lender shall make available its required Revolving Loan or Revolving Loans, in funds immediately available to the Administrative Agent at its address specified pursuant to Article 14. Revolving Loans made pursuant to this Section 2.02(i)(a)(d) shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Rate Loans in the manner provided in Section 2.09 and subject to the other conditions and limitations therein set forth and set forth in this Article 2. Unless a Revolving Lender shall have notified the Swing Line Bank, prior to its making any Swing Line Loan, that any applicable condition precedent set forth in Sections 5.01 and 5.02, as applicable, had not then been satisfied, such Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.02(i)(a)(d) to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Administrative Agent, the Swing Line Bank or any other Person, (B) the occurrence or continuance of a Default or Unmatured Default, (C) any adverse change in the condition (financial or otherwise) of the Borrower or (D) any other circumstances, happening or event whatsoever. In the event that any Revolving Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.02(i)(a)(d), the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Revolving Lender hereunder until the Administrative Agent receives such payment from such Revolving Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Revolving Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.02(i)(a)(d), such Revolving Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Swing Line Bank, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such Revolving Loan, and such interest and participation may be recovered from such Revolving Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Revolving Loan Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans.
Section 2.03    Rate Options for all Advances; Maximum Interest Periods
. The Swing Line Loans shall be Floating Rate Loans at all times or shall bear interest at such other rate as may be agreed to between the Borrower and the Swing Line Bank at the time of the making of any such Swing Line Loan. The Revolving Loans and Term Loans may be Floating Rate Loans or Eurodollar Rate Loans, or a combination thereof, selected by the Borrower in accordance with Section 2.09. The Borrower may select, in accordance with Section 2.09, rate options and Interest Periods applicable to the Revolving Loans and Term Loans; provided that there shall be no more than eight (8) Interest Periods in effect with respect to all of the Loans at any time.
Section 2.04    Prepayment of Loans
. (a) Optional Prepayments. (i) Subject to clause (b) below, the Borrower may from time to time and at any time upon at least one (1) Business Day’s prior written notice repay or prepay, without penalty or premium all or any part of outstanding Floating Rate Loans comprising the same Advance in an aggregate minimum amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof. Advances of Eurodollar Rate Loans may be voluntarily repaid or prepaid on or prior to the last day of the applicable Interest Period, subject to the indemnification provisions contained in Section 4.04, provided that the Borrower may not so prepay Eurodollar Rate Loans unless it shall have provided at least three (3) Business Days’ prior written notice to the Administrative Agent of such prepayment and provided, further that optional prepayments of Advances of Eurodollar Rate Loans made pursuant to Section 2.04(i)(a)(a) shall be for the entire amount of the outstanding Eurodollar Rate Loans that are Revolving Loans of such Advance. Prior to any repayment amount equal to the excess of (x) an amount equal to the ECF Percentage multiplied by Excess Cash Flow for such fiscal year over (y) the amount of prepayments of Term Loans pursuant to Section 2.04(i)(a)(a)(i) during such fiscal year (other than any such prepayment made with the proceeds of Indebtedness).
(iii)    Prior to any optional or mandatory prepayment of Term Loan Advances under this Section, the Borrower shall, subject to the next sentence, specify the Term Loan Advance or Term Loan Advances to be prepaid in the notice of such prepayment. In the event of any mandatory prepayment of Term Loan Advances from a Prepayment Event under clauses (a) or (b) of the definition thereof made at a time when Term Loan Advances of more than one Class remain outstanding, the Borrower shall select Term Loan Advances to be prepaid so that the aggregate amount of such prepayment is allocated among the Term Loan Advances pro rata based on the aggregate principal amounts of outstanding Term Loans of each such Class; provided that to the extent provided in the relevant Incremental Term Loan Amendment or Extension Agreement, any Class of Incremental Term Loans or Extended Term Loans may be paid on a pro rata basis or less than pro rata basis with any other Class of Term Loans. Any prepayment of Loans from a Prepayment Event described in clause (c) of the definition of “Prepayment Event” shall be applied to the Class or Classes of Loans selected by the Borrower.
(iv)    Notwithstanding the foregoing, any Term Lender may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery or facsimile) at least one Business Day (or such shorter period as may be established by the Administrative Agent) prior to the required prepayment date, to decline all or any portion of any prepayment of its Term Loans pursuant to this Section 2.04 (other than an optional prepayment pursuant to paragraph (a) of this Section or a prepayment pursuant to clause (c) of the definition of “Prepayment Event,” which may not be declined), in which case the aggregate amount of the payment that would have been applied to prepay Loans but was so declined may be retained by the Borrower and shall constitute “Declined Proceeds.”
(v)    The Borrower shall notify the Administrative Agent by telephone (confirmed by hand delivery or facsimile) of any optional prepayment and, to the extent practicable, any mandatory prepayment hereunder (A) in the case of prepayment of a Eurodollar Rate Loan, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (B) in the case of prepayment of a Floating Rate Loan, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Advance or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that a notice of prepayment of Advances pursuant to paragraph (a) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each partial prepayment of any Advance shall be in an amount that would be permitted in the case of an advance of an Advance of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of an Advance shall be applied ratably to the Loans included in the prepaid Advance. Prepayments shall be accompanied by accrued interest as required by Section 2.11. In no event (except pursuant to Section 2.05 below)

shall a repayment or a prepayment of a Revolving Loan result in a reduction of the Aggregate Revolving Loan Commitment.
(vi)    Foreign Prepayment Event. Notwithstanding anything to the contrary contained in Section 2.04(i)(a)(b), mandatory prepayments arising from the receipt of Net Cash Proceeds from any Prepayment Event by or the Excess Cash Flow attributable to any Foreign Subsidiary (each, a “Foreign Mandatory Prepayment Event”) shall not be required (A) to the extent the making of any such Foreign Mandatory Prepayment Event (or the repatriation of funds to effect such payment) would give rise to a material adverse Tax consequence (as determined in good faith by the Borrower) or (B) so long as the applicable local law will not permit repatriation thereof to the United States (the Borrower hereby agreeing to use commercially reasonable efforts to cause the applicable Foreign Subsidiary to promptly file any required forms, obtain any necessary consents and take all similar actions reasonably required by the applicable local law to permit such repatriation); provided that if such repatriation of any such affected Net Cash Proceeds or Excess Cash Flow is later permitted under applicable law, such repatriation will, subject to clause (A) above, be effected as promptly as practicable and such repatriated Net Cash Proceeds or Excess Cash Flow, as applicable, will be promptly after such repatriation applied to the repayment of the Term Loans pursuant to Section 2.04(i)(a)(b) to the extent provided herein.
Section 2.05    Reduction of Revolving Loan Commitments; Expansion Option
. (a) Reduction of Revolving Loan Commitments. The Borrower may permanently reduce the Aggregate Revolving Loan Commitment in whole, or in part ratably among the Lenders, in an aggregate minimum amount of $25,000,000 and integral multiples of $5,000,000 in excess of that amount (unless the Aggregate Revolving Loan Commitment is reduced in whole), upon at least three (3) Business Days’ prior written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Revolving Loan Commitment may not be reduced below the aggregate principal amount of the outstanding Revolving Credit Obligations. All accrued Commitment Fees shall be payable on the effective date of any termination of the obligations of the Revolving Lenders to make Revolving Loans hereunder and all accrued Commitment Fees shall be payable upon any reduction of the Aggregate Revolving Loan Commitment on the amount so reduced.
(b)    Expansion Option. (i) The Borrower may from time to time after the Funding Date elect to increase the Aggregate Revolving Loan Commitment (each, a “Revolving Loan Increase”) or increase the aggregate principal amount of any Class of Term Loans or enter into one or more tranches of term loans (each an “Incremental Term Loan”), in each case in minimum amounts of $50,000,000 and increments of $10,000,000 so long as, after giving effect thereto, the aggregate amount of such Revolving Loan Increases and such Incremental Term Loans does not exceed (A) $325,000,000 plus (B) an additional amount, so long as, after giving effect to the incurrence of such additional amount (and assuming for such purposes that the entire amount of any such Revolving Loan Increase is fully funded), the pro forma Senior Secured Leverage Ratio does not exceed 2.75 to 1.00, it being understood that the aggregate principal amount of all Revolving Loan Increases, taken as a whole, shall not exceed $100,000,000. The Borrower may arrange for any such Revolving Loan Increase or Incremental Term Loan to be provided by one or more existing Lenders (each existing Lender so agreeing to an increase in its Revolving Loan Commitment, or to participate in such Incremental Term Loans, an “Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Augmenting Lender”), to increase their existing Revolving Loan Commitments or to participate in such Incremental Term Loans (it being agreed that any Lender approached to provide any such Revolving Loan Increase or Incremental Term Loans may elect or decline, in its sole discretion, to provide such Revolving Loan Increase or Incremental Term Loans); provided that (i) each Augmenting Lender, shall be subject to the approval of the Borrower and the Administrative Agent and, in the case of a Revolving Loan Increase, the Issuing Banks (which consent shall not be unreasonably withheld or delayed), and (ii) with respect to any Revolving Loan Increase, (x) in the case of an Increasing Lender, the Borrower and such Increasing Lender execute an agreement substantially in the form of Exhibit E-1 hereto (each, an “Increasing Lender Supplement”), and (y) in the case of an Augmenting Lender, the Borrower and such Augmenting Lender execute an agreement substantially in the form of Exhibit E-2 hereto (each, an “Augmenting Lender Supplement”). No consent of any Lender (other than the Lenders participating in the Revolving Loan Increase or Incremental Term Loan) shall be required for any Revolving Loan Increase or Incremental Term Loans pursuant to this Section 2.05(i)(a)(b)(i), as applicable. Revolving Loan Increases and Incremental Term Loans created pursuant to this Section 2.05(i)(a)(b)(i), shall become effective on the date agreed by the Borrower, the Administrative Agent and the relevant Increasing Lenders or Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof. Incremental Term Loans may be made hereunder pursuant to an amendment or an amendment and restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Increasing Lender participating in such tranche, each Augmenting Lender participating in such tranche, if any, and the Administrative Agent. The Incremental Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.05(i)(a)(b). Notwithstanding the foregoing, no increase in the Aggregate Revolving Loan Commitment (or in the Revolving Loan Commitment of any Lender) or Incremental Term Loans shall become effective under this paragraph unless:
(1)    on the proposed date of the effectiveness of such increase or Incremental Term Loans, the conditions set forth in paragraphs (a) and (b) of Section 5.02 shall be satisfied or waived by the Required Lenders; provided that if the proceeds of such Incremental Term Loans are being used to finance a Limited Condition Acquisition, (i) the condition set forth in such paragraph (a) shall be satisfied or waived by the Required Lenders as of the date the definitive acquisition agreements for such Limited Condition Acquisition are entered into and (ii) the condition set forth in such paragraph ý(b) shall be limited to the accuracy of the Specified Representations, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by an Authorized Officer of the Borrower; and
(2)    the Administrative Agent shall have received documents consistent with those delivered pursuant to Sections 5.01 and 5.02 as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase (including, without limitation, opinions of environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested (provided that an officer of the Borrower or any of its Restricted Subsidiaries may, if it so desires, be present at and participate in any such discussion). The Borrower shall keep and maintain, and cause each of the Borrower’s Restricted Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to their respective businesses and activities. If a Default has occurred and is continuing, the Borrower, upon the Administrative Agent’s request, shall turn over copies of any such records to the Administrative Agent or its representatives.
(g)    ERISA Compliance. The Borrower shall, and shall cause each of the Borrower’s Restricted Subsidiaries to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA and shall operate all Plans and Non-ERISA Commitments to comply in all material respects with the applicable provisions of the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans and Non-ERISA Commitments, except for any noncompliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(h)    Maintenance of Property. The Borrower shall cause all property (tangible and intangible, real or personal) necessary for the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, as applicable, and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, except, individually or in the aggregate, as could not reasonably be expected to have a Material Adverse Effect.
(i)    Environmental Compliance. The Borrower and its Restricted Subsidiaries shall comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not subject, and is not reasonably likely to subject, the Borrower or any of its Restricted Subsidiaries to liability, individually or in the aggregate, in excess of $25,000,000.
(j)    Use of Proceeds. The Borrower will use the proceeds of the Loans and Letters of Credit only for the purposes set forth in Section 6.22. The Borrower will use the proceeds of the 2016 New Term Loans made on the 2016 New Term Loan Amendment Funding Date for the purposes set forth in Section 6.22.
(k)    Additional Subsidiaries. If any additional Subsidiary (other than an Excluded Subsidiary) is formed or acquired, after the Funding Date (or any Excluded Subsidiary ceases to constitute an Excluded Subsidiary), the Borrower will promptly notify the Administrative Agent thereof and will, as promptly as practicable, and in any event within thirty (30) days or, with respect to Mortgaged Property held by such Subsidiary and specifically the items required by subsection (v) of the definition of Collateral and Guarantee Requirement relating thereto, ninety (90) days (or such longer period as the Administrative Agent may agree in writing) after such Subsidiary is formed or acquired (or any Excluded Subsidiary ceases to constitute an Excluded Subsidiary) cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interests in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party~~.~~; provided, however, that in connection with the acquisition by

Borrower of Handstands Holding Corporation, neither Borrower nor any Subsidiary Guarantor shall be required to record any IP Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, until thirty (30) days after the completion of the Permitted Reorganization Transactions.
(l)    Further Assurances. The Borrower shall, and shall cause each other Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents) that are required under the Collateral Documents or this Agreement to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times (subject to the last paragraph of the Collateral and Guarantee Requirement definition). The Borrower shall provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents.
(m)    Maintenance of Ratings. The Borrower shall use commercially reasonable efforts to maintain continuously in effect a public corporate rating from S&P and a public corporate family rating from Moody’s, in each case in respect of the Borrower, and a public rating of the Closing Date Term Loans by each of S&P and Moody’s, it being understood that there is no obligation to maintain any particular rating at any time.
(n)    Pledge of Capital Stock. The Loan Parties shall pledge or cause to be pledged all of the issued and outstanding Capital Stock of each Subsidiary held by a Loan Party to the extent required to meet the Collateral and Guarantee Requirement (other than any Excluded Assets (as defined in the applicable Collateral Documents)) in accordance with, and to the extent required by, the requirements of the Collateral Documents to the Collateral Agent for the benefit of the Credit Parties to secure the Obligations.
(o)    Designation of Restricted Subsidiaries. The Borrower may at any time designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary; provided that (i)immediately before and after such designation, no Default shall have occurred and be continuing (or, in the case of a designation that is necessary or advisable (as determined by the Borrower in good faith) for the consummation of a Limited Condition Acquisition, no Default exists as of the date the definitive acquisition agreements for such Limited Condition Acquisition are entered into), (ii) immediately after giving effect to such designation, the Borrower shall be in compliance on a pro forma basis with the financial covenants set forth in Section 7.04, and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating compliance with such financial covenants and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of any Specified Indebtedness. The designation of any Subsidiary as an Unrestricted Subsidiary after the Funding Date shall constitute (A) an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the Borrower’s or its Restricted Subsidiaries’ (as applicable) Investments therein and (B) the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

consummate, a Permitted Acquisition or (ii) incurred in an aggregate principal amount outstanding at any one time not to exceed $50,000,000 (measured at the time of incurrence);
(xxii)    Indebtedness to the extent that the Net Proceeds thereof are promptly deposited to defease or to satisfy and discharge the Senior Notes in each case in accordance with the requirements of the Senior Note Indenture; and
(xxiii)    the Separation Obligations~~; and~~.
~~(xxiv)    Indebtedness under any Permitted Receivables Financing incurred on or after the Funding Date in an aggregate amount at any time outstanding not to exceed $75,000,000.~~
The Borrower will not, and will not permit any Restricted Subsidiary to, issue any Disqualified Stock, other than, in the case of the Restricted Subsidiaries, to the Borrower or any other Restricted Subsidiary; provided that any issuance of Equity Interests of any Restricted Subsidiary that is not a Loan Party to any Loan Party shall be subject to Section 7.03(d).
(b)    Liens. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired, except:
(i)    Liens created under the Loan Documents;
(ii)    Permitted Encumbrances;
(iii)    any Lien on any asset of the Borrower or any Restricted Subsidiary existing on the Escrow Date and set forth on Schedule 7.03(b); provided that (A) such Lien shall not apply to any other asset of the Borrower or any Restricted Subsidiary and (B) such Lien shall secure only those obligations that it secures on the Escrow Date and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof;
(iv)    any Lien existing on any asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any asset of any Person that becomes (including pursuant to a Permitted Acquisition) a Restricted Subsidiary (or of any Person not previously a Restricted Subsidiary that is merged or consolidated with or into a Restricted Subsidiary in a transaction permitted hereunder) after the Escrow Date prior to the time such Person becomes a Restricted Subsidiary (or is so merged or consolidated); provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary (or such merger or consolidation), (B) such Lien shall not apply to any other assets of the Borrower or any Restricted Subsidiary (other than, in the case of any such merger or consolidation, the assets of any special purpose merger Restricted Subsidiary that is a party thereto) and (C) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary (or is so merged or consolidated), and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof;
(v)    Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Restricted Subsidiary; provided that (A) such Liens secure only Indebtedness permitted by Section 7.03(a)(v) and obligations relating thereto not constituting Indebtedness and (B) such Liens shall not apply to any other asset of the Borrower or any Restricted Subsidiary (other than after-acquired property that is (a) affixed or incorporated into the property covered by such Lien, (b) subject to a Lien securing such Indebtedness, the terms of which Indebtedness requires or includes a pledge of after-acquired property and (c) the proceeds and products thereof); provided, further, that in the event purchase money obligations are owed to any Person with respect to financing of more than one purchase of any fixed or capital assets, such Liens may secure all such purchase money obligations and may apply to all such fixed or capital assets financed by such Person;
(vi)    in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 7.03(e), customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;
(vii)    in the case of (A) any Restricted Subsidiary that is not a wholly owned Restricted Subsidiary or (B) the Equity Interests in any Person that is not a Restricted Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Restricted Subsidiary or such other Person set forth in the organizational documents of such Restricted Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement;
(viii)    Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Borrower or its Restricted Subsidiary in connection with any letter of intent or purchase agreement for a Permitted Acquisition or other transaction permitted hereunder;
(ix)    Liens ~~on Capital Stock and assets of any Securitization Subsidiary incurring obligations under a Permitted Receivables Financing~~arising from UCC financing statement filings in connection with any supply chain finance programs or other receivables sale transactions permitted under Section 7.03(~~d~~e)(~~xxiv~~ix);
(x)    any Lien on assets of any Foreign Subsidiary; provided that such Lien shall secure only Indebtedness of such Foreign Subsidiary permitted by Section 7.03(a) and obligations relating thereto not constituting Indebtedness;
(xi)    Liens created in connection with the Spin Transaction; and
(xii)    other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed the greater of (i) $25,000,000 and 2.5% Consolidated Tangible Assets at any time outstanding.

(x)    Investments made as a result of receipt of noncash consideration from a sale, transfer or other disposition of assets permitted under Section 7.03(e)(viii);
(xi)    Investments in the form of Swap Agreements permitted under Section 7.03(m);
(xii)    Investments constituting deposits described in clauses (iii) and (iv) of the definition of “Permitted Encumbrances” and endorsements of instruments for collection or deposit in the ordinary course of business;
(xiii)    ~~Investments in a Securitization Subsidiary that are necessary or desirable to effect any Permitted Receivables Financing;~~[Reserved].
(xiv)    Investments by a Restricted Subsidiary of the Borrower that is not a Loan Party in any Loan Party or in any other such Restricted Subsidiary that is also not a Loan Party;
(xv)    other Investments in an amount not to exceed the Available Amount; provided that, at the time each such Investment is made no Default shall have occurred and be continuing or would result therefrom (or, in the case of an Investment that is necessary or advisable (as determined by the Borrower in good faith) for the consummation of a Limited Condition Acquisition, no Default exists as of the date the definitive acquisition agreements for such Limited Condition Acquisition are entered into); ~~and~~
(xvi)    other Investments in an aggregate amount not to exceed the greater of (i) $25,000,000 and (ii) 2.5% Consolidated Tangible Assets at any time outstanding~~.~~; and
(xvii)    Investments made in connection with the Permitted Reorganization Transactions.
For the purposes of this Section, any unreimbursed payment by the Borrower or any Restricted Subsidiary for goods or services delivered to any Subsidiary shall be deemed to be an Investment in such Subsidiary.
(e)    Asset Sales. The Borrower will not, and will not permit any Restricted Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any Restricted Subsidiary to issue any additional Equity Interests in such Restricted Subsidiary (other than to the Borrower or any other Restricted Subsidiary in compliance with Section 7.03(d), and other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law), except:
(i)    (A) sales of inventory, (B) sales, transfers and other dispositions of used, surplus, obsolete or outmoded machinery or equipment and (C) dispositions of cash and Cash Equivalents, in each case (other than in the case of clause (c)) in the ordinary course of business;

(ii)    sales, transfers, leases and other dispositions to the Borrower or any Restricted Subsidiary; provided that any such sales, transfers, leases or other dispositions involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Section 7.03(d) and Section 7.03(i);
(iii)    the sale or discount of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not in connection with any financing transaction (other than transactions permitted under Section 7.03(e)(ix));
(iv)    dispositions of assets subject to any casualty or condemnation proceeding (including in lieu thereof);
(v)    leases or subleases of real property granted by the Borrower or any of its Restricted Subsidiary to third Persons not interfering in any material respect with the business of the Borrower or any Restricted Subsidiary;
(vi)    the sale, transfer or other disposition of patents, trademarks, copyrights and other Intellectual Property (as defined in the Collateral Agreement) (A) in the ordinary course of business, including pursuant to non-exclusive licenses of any Intellectual Property, or (B) which, in the reasonable judgment of the Borrower or any of its Restricted Subsidiary, are determined to be uneconomical, negligible, unused or obsolete in the conduct of business;
(vii)    dispositions of assets in respect of Sale-Leaseback Transactions in an amount not to exceed $50,000,000;
(viii)    sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section; provided that (A) such sales, transfers and other dispositions shall be made for fair value, (B) at least 75.0% of the consideration for such sales, transfers and other dispositions shall consist of cash or Cash Equivalents; provided that for purposes of the foregoing, the amount of (x) any liabilities (as shown on the Borrower’s most recent balance sheet or in the notes thereto) of the Borrower or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Secured Obligations) that are assumed by the transferee of any such assets and from which the Borrower and all Restricted Subsidiaries have been validly released by all creditors in writing, (y) any securities received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash (to the extent of the cash received) within ninety (90) days following the closing of such disposition, and (z) any Designated Noncash Consideration received by the Borrower or any of its Restricted Subsidiaries in such asset sale having an aggregate fair market value, taken together with all other Designated Noncash Consideration received pursuant to this clause (b) that is at that time outstanding, not to exceed $10,000,000, shall be deemed to be cash for purposes of this paragraph and for no other purpose, (C) the proceeds of such sale, transfer or other distribution shall be applied to the extent required under Section 2.04(b)(ii) and (D) the aggregate proceeds of all such sales, transfers and other distributions in reliance on this clause (vii) during any fiscal year of the Borrower shall not exceed 10.0% of Consolidated Assets as of the last day or the immediately preceding year; and
(ix)    dispositions of accounts receivable and related assets ~~to a Securitization Subsidiary~~ in connection with ~~a Permitted Receivables Financing.~~any supply chain finance programs or other receivables sale transactions, provided that the aggregate outstanding balance of accounts receivable so sold by the Borrower and any Restricted Subsidiaries during any fiscal quarter of the Borrower shall not exceed $25,000,000.
(f)    [Reserved].
(g)    [Reserved].
(h)    Restricted Payments; Certain Payments of Indebtedness. (i) The Borrower will not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that (A) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional Equity Interests (other than Disqualified Stock) of the Borrower, (B) any Restricted Subsidiary may declare and pay dividends or make other distributions with respect to its Equity Interest, or make other Restricted Payments in respect of its Equity Interests, in each case ratably to the holders of such Equity Interests (or, if not ratably, on a basis more favorable to the Borrower and the Restricted Subsidiaries), (C) the Borrower may make Restricted Payments, not exceeding $5,000,000 during any fiscal year of the Borrower, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and the Restricted Subsidiaries (with any unused amount available in the following fiscal year only), (D) the Borrower may repurchase Equity Interests (i) upon the exercise of stock options, deferred stock units and restricted shares to the extent such Equity Interests represent a portion of the exercise price of such stock options, deferred stock units or restricted shares and (ii) in connection with the withholding of a portion of the Equity Interests granted or awarded to a director or an employee to pay for the taxes payable by such director or employee upon such grant or award, (E) the Borrower may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Borrower in connection with the exercise of warrants, options or other securities convertible into or exchangeable for shares of common stock in the Borrower, (F) so long as no Default has occurred and is continuing, the Borrower may declare and make Restricted Payments in an aggregate amount not to exceed $80,000,000 in any fiscal year in respect of dividends on the Borrower’s common stock, (G) so long as no Default has occurred and is continuing as of the date such dividend is declared (or, in the case of a Restricted Payment that is necessary or advisable (as determined by the Borrower in good faith) for the consummation of a Limited Condition Acquisition, no Default exists as of the date the definitive acquisition agreements for such Limited Condition Acquisition are entered into), the Borrower may make additional Restricted Payments in an amount not to exceed the Available Amount and (H) the Borrower may make additional Restricted Payments; provided that at the time of and immediately after giving effect to any such Restricted Payment referred to in this clause (H), (1) no Default shall have occurred and be continuing or would result therefrom (or, in the case of a Restricted Payment that is necessary or advisable (as determined by the Borrower in good faith) for the consummation of a Limited Condition Acquisition, no Default exists as of the date the definitive acquisition agreements for such Limited Condition Acquisition are entered into) and (2) after giving effect to such Restricted Payment and any related transaction on a pro behalf of, directors and officers of the Borrower or any Restricted Subsidiary, as determined by the Board of Directors of the Borrower in good faith, (v) the Spin Transaction and any agreements entered into pursuant thereto, (vi) the transactions described in Schedule 7.03(i), (vii) any reasonable or customary employment, consulting, service, severance, termination agreement, employee benefit plan, compensation arrangement, indemnification arrangement, or any similar arrangement entered into by the Borrower or a Restricted Subsidiary with a current or former director, officer or employee of the Borrower or a Restricted Subsidiary and payments related thereto; or any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements and other compensation arrangements, options to purchase Capital Stock of the Borrower, restricted stock plans, restricted stock unit plans, long-term incentive plans, stock appreciation rights plans, participation plans or similar employee benefits plans and/or indemnity provided on behalf of directors, officers and employees of the Borrower or a Restricted Subsidiary approved by the Board of Directors of the Borrower, (viii) (x) reimbursement of employee travel and lodging costs and other business expenses incurred in the ordinary course of business and (y) loans and advances to employees made in the ordinary course of business in compliance with applicable laws and consistent with the past practices of the Borrower or that Restricted Subsidiary, as the case may be; and (ix) pledges of equity interests of Unrestricted Subsidiaries to secure Indebtedness of such Unrestricted Subsidiaries~~; and (x) transactions entered into as part of a Permitted Receivables Financing on customary terms (as determined by the Borrower’s Board of Directors)~~.
(j)    Restrictive Agreements. The Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that restricts or imposes any condition upon (i) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure the Obligations or (ii) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to its Equity Interests or to make or repay loans or advances to the Borrower or to Guarantee the Obligations; provided that (x) the foregoing shall not apply to (A)restrictions and conditions imposed by law or by any Loan Document, (B) restrictions and conditions existing on the Escrow Date identified in Schedule 7.03(j) (but shall apply to any amendment or modification), (C) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (D) in the case of any Restricted Subsidiary that is not a wholly owned Restricted Subsidiary, restrictions and conditions imposed by its organizational documents or any related joint venture or similar agreement, provided that such restrictions and conditions apply only to such Restricted Subsidiary and to any Equity Interests in such Restricted Subsidiary, (E) restrictions and conditions set forth in the Senior Note Indenture, Permitted Debt and permitted Refinancings of each of the foregoing, provided that such restrictions and conditions are no more onerous than those set forth in the Senior Notes Indenture as in effect on the Escrow Date, (F) restrictions and conditions imposed by agreements relating to Indebtedness of Restricted Subsidiaries that are not Loan Parties permitted under Section 7.03(a), (G) restrictions and conditions with respect to cash to secure letters of credit and other segregated deposits that are permitted pursuant to Section 7.03(b)(viii), (H) restrictions and conditions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business; (I) restrictions and conditions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (J)

restrictions and conditions arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Borrower or any Restricted Subsidiary thereof in any manner material to the Borrower or any Restricted Subsidiary thereof; (K) restrictions and conditions contained in Hedging Obligations; and (L) customary restrictions and conditions with respect to ~~a Securitization Subsidiary, pursuant to the terms of a Permitted Receivables Financing,~~any supply chain finance programs or other receivables sale transactions permitted under Section 7.03(e)(ix), (y) clause (i) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 7.03(a) if such restrictions or conditions apply only to the assets securing such Indebtedness and (B) customary provisions in leases and other agreements restricting the assignment thereof and (z) clause (ii) of the foregoing shall not apply to restrictions and conditions imposed by agreements relating to Indebtedness of any Restricted Subsidiary in existence at the time such Restricted Subsidiary became a Restricted Subsidiary and otherwise permitted under Section 7.03(a) (but shall apply to any amendment or modification expanding the scope of, any such restriction or condition), provided that such restrictions and conditions apply only to such Restricted Subsidiary. Nothing in this paragraph shall be deemed to modify the requirements set forth in the definition of the term “Collateral and Guarantee Requirement” or the obligations of the Loan Parties under Sections 7.02(k), 7.02(l) or 7.02(p) or under the Collateral Documents.
(k)    Amendment of Organizational Documents. The Borrower will not, or will permit any Restricted Subsidiary to, amend, modify or waive any of its rights under its articles or certificate of incorporation, by-laws or other organizational documents, in either case, to the extent such amendment, modification or waiver would be adverse in any material respect to the rights or interests of the Lenders hereunder or under any other Loan Document.
(l)    Changes in Fiscal Periods. The Borrower will not change its fiscal year or its method of determining fiscal quarters.
(m)    Swap Agreements. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreement, other than Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or a Restricted Subsidiary is exposed in the conduct of its business or the management of its liabilities and not for speculative purposes.
(n)    Margin Regulations; Use of Proceeds. Neither the Borrower nor any of its Subsidiaries, shall use all or any portion of the proceeds of any credit extended under this Agreement (i) to purchase or carry Margin Stock in violation of any of the regulations of the Board, including Regulations T, U and X. The Borrower will not request any Loan, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.
(d)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
(e)    ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF SECTION 10.07 AND THIS SECTION 10.13, WITH ITS COUNSEL.
Section 10.14    Release of Liens and Guarantees
. A Subsidiary Guarantor shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Collateral Documents in Collateral owned by such Subsidiary Guarantor shall be automatically released, upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Restricted Subsidiary (including any voluntary liquidation or dissolution of such Subsidiary Guarantor in accordance with Section 7.03(c)); provided that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. Upon any sale or other transfer by any Loan Party (other than to the Borrower or any other Loan Party) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Collateral Document in any Collateral pursuant to Section 9.03, the security interests in such Collateral created by the Collateral Documents shall be automatically released. In connection with any termination or release pursuant to this Section 10.14, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. In connection with any supply chain finance programs or other receivables sale transactions permitted by Section 7.03(e)(ix), the Administrative Agent shall execute and deliver to Borrower or any Restricted Subsidiary, at Borrower’s expense, a Release substantially in the form of Exhibit L attached hereto, or any other documents that Borrower or such Restricted Subsidiary shall reasonably request, evidencing the release of the Administrative Agent’s lien on the applicable receivables and related assets. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

Section 10.15    Interest Rate Limitation
. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
Section 10.16    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
ARTICLE 11
THE ADMINISTRATIVE AGENT
Section 11.01    Appointment and Authorization
. Each of the Lenders and each Issuing Bank hereby irrevocably appoints the Administrative Agent as its administrative agent and collateral agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.
Section 11.02    Administrative Agent and Affiliates
. The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.
Section 11.03    Action by Administrative Agent and Liability of Administrative Agent
. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other

Exhibit L
FORM OF LIMITED RELEASE OF LIENS
[________, 20__]
[NAME OF ENTITY SELLING RECEIVABLES]
c/o Energizer Holdings, Inc.
533 Maryville University Drive
St. Louis, Missouri 63141
Limited Release of Liens (the “Release”)
Ladies and Gentlemen:
Reference is made to (i) the Credit Agreement dated June 30, 2015, among Energizer Holdings, Inc. (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders party thereto (as amended through the date hereof and as the same may be amended, modified or restated, the “Credit Agreement”) and (ii) the Guarantee and Collateral Agreement dated June 30, 2015, by and among the Borrower, the Guarantors (as defined therein) party thereto, and the Administrative Agent (as amended through the date hereof and as the same may be amended, modified or restated, the “Collateral Agreement”). Unless the context clearly expresses otherwise, capitalized terms used in this Release which are not defined in this Release shall have the meanings as given to such terms in the Credit Agreement.
[NAME OF ENTITY SELLING RECEIVABLES] (“Seller”) intends to sell or otherwise transfer certain accounts receivables and related assets (the “Receivables”) to [NAME OF ENTITY BUYING RECEIVABLES] (“Buyer”) at a discount pursuant to a [Receivables Purchase Agreement, dated ________, 20__] between the Seller and the Buyer (the “Purchase Agreement”). The Seller has granted a security interest in the Receivables to the Administrative Agent pursuant to the Collateral Agreement. The Administrative Agent is permitted to execute this Release pursuant to Section 10.14 of the Credit Agreement.
The Administrative Agent hereby releases its security interest in the Receivables effective simultaneously with the sale, transfer or other conveyance of such Receivables by the Buyer to the Seller under the Purchase Agreement. Upon request by Borrower or Seller, and at the expense of Borrower and Seller, the Administrative Agent will file UCC-3 statements with the applicable filing offices which evidence the release of its security interest in the Receivables.
This Release may be amended only by a written agreement, fully executed and delivered by the Borrower and the Administrative Agent. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK. Each of the undersigned acknowledges and agrees that the Buyer is and shall be a third party beneficiary of the agreements arising under this Release.

Very truly yours,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Title:

Acknowledged and Agreed to As of the Date of this Letter Above
ENERGIZER HOLDINGS, INC.

By:
Title:

Execution Version
EXHIBIT B
[FORM OF] INCREASING LENDER SUPPLEMENT
INCREASING LENDER SUPPLEMENT, dated ________, 2016 (this “Supplement”), by and among each of the signatories hereto, to that certain Credit Agreement, dated as of June 30, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Energizer Holdings, Inc. (the “Borrower”), the financial institutions from time to time parties thereto as lenders (the “Lenders”), the issuing banks from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, pursuant to Section 2.05(b) of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Aggregate Revolving Loan Commitment and/or one or more tranches of Incremental Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its Revolving Loan Commitment and/or to participate in such a tranche;
WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the Aggregate Revolving Loan Commitment pursuant to such Section 2.05(b);
WHEREAS, pursuant to Section 2.05(b) of the Credit Agreement, the undersigned Increasing Lenders now desire to increase the amount of their respective Revolving Loan Commitment under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Supplement; and
WHEREAS, J.P. Morgan Securities LLC (the “Lead Arranger”) has agreed to act as sole lead arranger and bookrunner with respect to the Revolving Commitment Increases (as defined below);
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.    Each undersigned Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that upon the satisfaction of the conditions set forth in Section 2 it shall have its Revolving Loan Commitment increased by the amount set forth opposite such Increasing Lender’s name under the heading “Revolving Commitment Increase” in Schedule 1 hereto (with respect to each Increasing Lender, its “Revolving Commitment Increase”), thereby making the aggregate amount of its total Revolving Loan Commitments equal to the amount set forth under the heading “Resulting Revolving Loan Commitment” in such schedule.
2.    Each Revolving Commitment Increase shall become effective on the date (the “Revolving Commitment Increase Effective Date”) when each of the following conditions shall have been satisfied:
(a) the Lead Arranger shall have received all fees and other amounts due and payable on or prior to such date including: (i) fees, disbursements and charges of counsel to the Lead

[Signature Page to Amendment No. 2]

Arranger under Section 10.07 of the Credit Agreement, including to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under that certain Engagement Letter, dated as of June [ ], 2016, by and between the Borrower and the Lead Arranger and (ii) all fees due and payable to Lead Arranger on such date in connection with the Revolving Commitment Increases and the agreements of the Increasing Lenders and the Lead Arranger hereunder; and
(b)    the Administrative Agent shall have received:
(i)    a certificate, in form and substance satisfactory to the Administrative Agent signed by an Authorized Officer of the Borrower, certifying the accuracy of the representation and warranty set forth in Section 3 as of such date;
(ii)    the written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the Increasing Lenders, in substantially a form and containing assumptions and qualifications acceptable to the Administrative Agent and its counsel;
(iii)    copies of the Certificate of Incorporation of each Loan Party, together with all amendments and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation;
(iv)    copies, certified by the Secretary or Assistant Secretary of each of the Loan Parties, of its By-Laws and of its Board of Directors’ (or similar body) resolutions authorizing the execution of the Loan Documents entered into by it; and
(v)    an incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Loan Parties, which shall identify by name and title and bear the original or facsimile signature of the officers of the Loan Parties authorized to sign this Supplement and the officers of the Borrower authorized to make borrowings under the Credit Agreement, upon which certificate the Increasing Lenders shall be entitled to rely until informed of any change in writing by the Borrower.
3.    The Borrower hereby represents and warrants that no Default or Unmatured Default has occurred and is continuing on and as of the date hereof.
4.    Terms defined in the Credit Agreement shall have their defined meanings when used herein.
5.    This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
6.    This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF INCREASING LENDER]
By:
Name:
Title:

Accepted and agreed to as of the date first written above:

ENERGIZER HOLDINGS, INC.
By:
Name:
Title:

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent
By:
Name:
Title:

Schedule 1
Increasing Lender Supplement Commitments

Increasing Lender	Revolving Commitment Increase	Resulting Revolving Loan Commitment
[Increasing Lender Name]	$[___________]	$[___________]
Total:	$[___________]	$[___________]

EXHIBIT C
[FORM OF] AUGMENTING LENDER SUPPLEMENT
AUGMENTING LENDER SUPPLEMENT, dated _______________, 2016 (this “Supplement”), to that certain Credit Agreement, dated as of June 30, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Energizer Holdings, Inc. (the “Borrower”), the financial institutions from time to time parties thereto as lenders (the “Lenders”), the issuing banks from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Credit Agreement provides in Section 2.05(b) thereof that any bank, financial institution or other entity may extend Revolving Loan Commitments under the Credit Agreement subject to the approval of the Borrower and the Administrative Agent, by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement;
WHEREAS, each undersigned Augmenting Lender was not an original party to the Credit Agreement but now desires to become a party thereto; and
WHEREAS, J.P. Morgan Securities LLC (the “Lead Arranger”) has agreed to act as sole lead arranger and bookrunner with respect to the Revolving Commitment Increases (as defined below);
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.    Each undersigned Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, upon the satisfaction of the conditions set forth in Section 2, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Loan Commitment equal to the amount set forth opposite such Augmenting Lender’s name under the heading “Revolving Loan Commitment” in Schedule 1 hereto (with respect to each Augmenting Lender, its “Augmenting Revolving Loan Commitment”).
2.    Each Augmenting Revolving Loan Commitment shall become effective on the date (the “Augmenting Revolving Commitments Effective Date”) when each of the following conditions shall have been satisfied:
(a) the Lead Arranger shall have received all fees and other amounts due and payable on or prior to such date including: (i) fees, disbursements and charges of counsel to the Lead Arranger under Section 10.07 of the Credit Agreement, including to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under that certain Engagement Letter, dated as of June [ ], 2016, by and between the Borrower and the

[Signature Page to Amendment No. 2]

Lead Arranger and (ii) all fees due and payable to Lead Arranger on such date in connection with the Augmenting Revolving Loan Commitments and the agreements of the Increasing Lenders and the Lead Arranger hereunder; and
(d)    the Administrative Agent shall have received:
(i)    a certificate, in form and substance satisfactory to the Administrative Agent signed by an Authorized Officer of the Borrower, certifying the accuracy of the representation and warranty set forth in Section 5 as of such date;
(ii)    the written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the Increasing Lenders, in substantially a form and containing assumptions and qualifications acceptable to the Administrative Agent and its counsel;
(iii)    copies of the Certificate of Incorporation of each Loan Party, together with all amendments and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation;
(iv)    copies, certified by the Secretary or Assistant Secretary of each of the Loan Parties, of its By-Laws and of its Board of Directors’ (or similar body) resolutions authorizing the execution of the Loan Documents entered into by it; and
(v)    an incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Loan Parties, which shall identify by name and title and bear the original or facsimile signature of the officers of the Loan Parties authorized to sign this Supplement and the officers of the Borrower authorized to make borrowings under the Credit Agreement, upon which certificate the Increasing Lenders shall be entitled to rely until informed of any change in writing by the Borrower.
3.    Each undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e)

agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
4.    The address for notices for the purposes of the Credit Agreement of each Augmenting Lender is set forth below such Augmenting Lender’s name on its applicable signature page hereto.
5.    The Borrower hereby represents and warrants that no Default or Unmatured Default has occurred and is continuing on and as of the date hereof.
6.    Terms defined in the Credit Agreement shall have their defined meanings when used herein.
7.    This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
8.    This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF AUGMENTING LENDER]
By:
Name:
Title:

Address for Notices:
[TO BE INSERTED]

Accepted and agreed to as of the date first written above:

ENERGIZER HOLDINGS, INC.
By:
Name:
Title:

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent
By:
Name:
Title:

Schedule 1
Augmenting Lender Supplement Commitments

Augmenting Lender	Revolving Loan Commitment
[Increasing Lender Name]	$[___________]
Total:	$[___________]

[Signature Page to Amendment No. 2]